LEASE

     THIS LEASE (the "Lease"), is made and entered into effective as of the 1st day of May, 2000 by and between Chillicothe Telephone Company, an Ohio corporation ("Landlord") and Horizon Personal Communications, Inc., an Ohio corporation ("Tenant").


                              W I T N E S S E T H:

     1. Demised Premises.

     For and in consideration of the rent hereinafter reserved and the mutual covenants hereinafter contained, Landlord does hereby lease and demise unto Tenant, and Tenant does hereby hire, lease and accept, from Landlord, certain improved real property located at 30-34 East Main Street in the City of Chillicothe, County of Ross, Ohio and more particularly described on Exhibit "A" attached hereto (the "Property") together with all improvements, including the building (the "Building"), located thereon (the "Property" and the "Building" are collectively referred to as the "Demised Premises").

     2. Term.

     (a) The term of this Lease shall commence on the date hereof and shall end on April 30, 2005 (hereinafter the "Term").

     (b) The term of this Lease shall automatically renew for one (1) additional term of two (2) years (the "Renewal Term") unless Tenant provides written notice to Landlord not less than sixty (60) days prior to the end of the Term that the term of the Lease will not be renewed. As used in this Lease, the phrase "term of this Lease", "the term hereof" and "Lease Term" are words of like and refer to the initial term of this Lease, and any extended term.

     3. Rent.

     (a) This Lease is made at and for the annual rental of One Hundred Twenty Thousand and 00/100 Dollars ($120,000.00), payable in monthly installments of Ten Thousand and 00/100 Dollars ($10,000.00) commencing on May 1, 2000 and on the first (1st) day of each month thereafter during the term hereof (including the extension or renewal term referred to in paragraph 2(b) above) (said rental is hereinafter referred to as the "Rent"). All Rent shall be paid in advance without notice, setoff, abatement or diminution to the address of Landlord set forth in Paragraph 23 below, or at such other place as Landlord shall from time to time designate in writing.

     At the beginning of the Renewal Term, the annual Rent for the Demised Premises shall be adjusted to an amount agreed upon between Landlord and Tenant; provided, however, that in no event shall the adjusted Rent be less than the amount of the annual Rent payable in the prior year of the term of this Lease. Tenant's monthly installments of Rent shall be payable to Landlord as set forth in the first paragraph of this Section 3 above.

     4. Taxes and Utility Expenses.

     (a) It is the intention of the parties that the Rent payable hereunder be gross to Landlord, and that, except as otherwise specifically provided herein, all expenses of every kind and nature whatsoever relating to the Demised Premises shall be paid by Landlord, including all taxes, special and general assessments, water rents, rates and charges, sewer rents and other governmental impositions and charges of every kind and nature whatsoever ("Taxes"), and each and every installment thereof which shall or may during the Term of this Lease be charged, levied, laid, assessed, imposed, become due and payable, or become liens upon or for or with respect to the Demised Premises or any part thereof, or any building thereon or any part thereof, together with all interest and penalties thereon, under or by virtue of all present or future laws, ordinances, requirements, orders, directives, rules or regulations of the Federal, State, County and City Governments and of all other governmental authorities whatsoever, and all sewer rents and charges for water, steam, heat, gas, hot water, electricity, light and power, and other service or services, furnished to the Demised Premises or the occupants thereof during the term of this Lease ("Utility Expenses").

     5. Repairs.

     Landlord shall not be required to furnish any service or facilities or to make any improvements, repairs or alterations in or to the Demised Premises during the term of this Lease; it being understood that Tenant shall, at its expense, maintain the Demised Premises and the improvements thereon in good condition and shall be responsible for making all repairs in connection therewith. Landlord shall assign to Tenant, to the extent assignable, all warranties granted in connection with the construction of the improvements on the Demised Premises.

     6. Laws and Ordinances.

     Tenant will, at its own cost, promptly comply with and carry out all orders, requirements or conditions now or hereafter imposed upon it by the ordinances, laws and/or regulations of the municipality, county and/or state in which the Demised Premises are located, whether required of Landlord or otherwise, in the conduct of Tenant's business. Tenant will indemnify and save Landlord harmless from all penalties, claims, and demands resulting from Tenant's failure or negligence in this respect.

     7. Alterations.

     Tenant shall make no structural alterations, additions, improvements or changes to any part of the Demised Premises, either exterior or interior, without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. Tenant shall comply with the building codes, regulations and laws now or hereafter to be made or enforced in the municipality, county and/or state, which pertain to such work. Any additions, improvements, alterations and/or installations made by Tenant shall become and remain a part of the Building and shall remain Landlord's property upon the termination of Tenant's occupancy of said Demised Premises. Tenant shall save Landlord harmless from and against all expenses, liens, claims or damages to either property or person which may or might arise by reason of the making of any such additions, improvements, alterations and/or installations. In the event of any such approved changes, Tenant shall have all work done at its own expense, and shall satisfy, discharge or bond of record within thirty (30) days after Tenant has knowledge or notice thereof, any mechanics' or other lien filed against the Demised Premises for work or materials claimed to have been furnished to Tenant.

     8. Damage.

     (a) If the Demised Premises are damaged by fire or other casualty, the same shall be repaired or rebuilt as speedily as practical under the circumstances at the expense of the Landlord, unless this Lease is terminated as provided in this
Section 8, and during the period required for restoration, a just and proportionate part of Rent shall be abated until the Demised Premises are repaired or rebuilt.

     (b) If the Demised Premises are (i) damaged to such an extent that repairs cannot, in Landlord's judgment, be completed within one hundred twenty (120) days after the date of the casualty or (ii) damaged or destroyed as a result of a risk which is not insured under standard fire insurance policies with extended coverage endorsement, or (iii) damaged or destroyed during the last twelve (12) months of the Lease Term, or if the Building is damaged in whole or in part (whether or not the Demised Premises are damaged), to such an extent that the Building cannot, in Landlord's judgment, be operated economically as an integral unit, then and in any such event Landlord may at its option terminate this Lease by notice in writing to the Tenant within forty-five (45) days after the date of such occurrence. If the Demised Premises are damaged to such an extent that repairs cannot, in Landlord's judgment, be completed within one hundred twenty
(120) days after the date of the casualty or if the Demised Premises are substantially damaged during the last twelve (12) months of the Lease Term, then in either such event Tenant may elect to terminate this Lease by notice in writing to Landlord within fifteen (15) days after the date of Landlord's election notice to Tenant, advising Tenant as to whether the repairs to the Demised Premises can or cannot be completed within such one hundred eighty day period after the date of the casualty. Unless Landlord or Tenant elects to terminate this Lease as hereinabove provided, this Lease will remain in full force and effect and Landlord shall repair such damage at its expense to the extent required under subparagraph (c) below as expeditiously as possible under the circumstances.

     (c) If Landlord should elect or be obligated pursuant to subparagraph (a) above to repair or rebuild because of any damage or destruction, Landlord's obligation shall be limited to the original Building and any other work or improvements which were originally performed or installed at Landlord's expense. If the cost of performing such repairs exceeds the actual proceeds of insurance paid or payable to Landlord on account of such casualty, or if Landlord's mortgagee or the lessor under a ground or underlying lease shall require that any insurance proceeds from a casualty loss be paid to it, Landlord may terminate this Lease unless Tenant, within fifteen (15) days after demand therefor, deposits with Landlord a sum of money sufficient to pay the difference between the cost of repair and the proceeds of the insurance available to Landlord for such purpose.

     (d) In no event shall Landlord be liable for any loss or damage sustained by Tenant, nor shall Tenant be liable for any loss or damage sustained by Landlord, by reason of casualties mentioned hereinabove or any other accidental casualty.

     9. Condemnation.

     If the Demised Premises or any part thereof shall be taken by any governmental or quasi-governmental authority pursuant to the power of eminent domain, or by deed in lieu thereof, Tenant agrees to make no claim for compensation in the proceedings, and hereby assigns to Landlord any rights which Tenant may have to any portion of any award made as a result of such taking, and this Lease shall terminate as to the portion of the Demised Premises taken by the condemning authority and Rent shall be adjusted to such date. If the nature, location or extent of any proposed condemnation affecting the Building is such that Landlord elects in good faith to demolish the Building, then Landlord may terminate this Lease by giving written notice of termination to Tenant within sixty (60) days after such condemnation, and this Lease shall cease and terminate on the date specified in such notice as if such day were the originally scheduled expiration date hereof.

     10. Use of Demised Premises.

     The Demised Premises shall be used and occupied by Tenant for the purpose of any lawful use. The Demised Premises shall not be used for any illegal purpose or in violation of any valid regulation of any governmental body.

     11. Landlord's Remedies Upon Default.

     In the event Tenant shall default in the payment, when due, of any installment of Rent or other charges or monetary obligations to be paid by Tenant hereunder and fails to cure said default within ten (10) days after written notice thereof from Landlord; or if Tenant shall default in performing any of the covenants, terms or provisions of this Lease (other than the payment, when due, of any of Tenant's monetary obligations hereunder) and fails to cure such default within thirty (30) days after written notice thereof from Landlord; or if Tenant shall abandon the Demised Premises; or if Tenant is adjudicated as bankrupt; or if a permanent receiver is appointed for Tenant's property; or if, whether voluntarily or involuntarily, Tenant takes advantage of any debtor relief proceedings under any present or future law, whereby the Rent or any part thereof, is or is proposed to be, reduced or payment thereof deferred; or if Tenant makes an assignment for the benefit of creditors; or if Tenant's property or effects should be levied upon or attached under process against Tenant; then, and in any of said events, Landlord, at its option may pursue any one or more of the following remedies without any notice or demand whatsoever.

     (a) Landlord, at its option, may at once, or at any time thereafter terminate this Lease by written notice to Tenant, whereupon this Lease shall end. Upon such termination by Landlord, Tenant will at once surrender possession of the Demised Premises to Landlord and remove all of Tenant's effects therefrom, and Landlord may forthwith re-enter the Demised Premises and repossess himself thereof, and remove all persons and effects therefrom, using such force as may be necessary to the extent permitted by applicable law, without being guilty of trespass, forcible entry, detainer or other tort; and/or

     (b) Landlord may, with or without terminating this Lease, enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying the Demised Premises or any part thereof, without being liable for prosecution or any claim for damages therefor, and, if Landlord so elects, make such alterations and repairs as, in Landlord's judgment, may be necessary to relet the Demised Premises, and relet the Demised Premises and any part thereof for such Rent and for such period of time and subject to such terms and conditions as Landlord may deem advisable and receive the Rent therefor.
Upon each such reletting, all Rent received by Landlord from such reletting shall be applied first to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any loss and expenses of such reletting, including brokerage fees, attorneys' fees and the cost of such alterations and repairs; third, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future Rent as the same may become due and payable hereunder; provided, however, that any excess Rent remaining at the expiration or other termination of this Lease shall be the property of Landlord and Tenant hereby relinquishes any claim thereto. Tenant agrees to pay to Landlord, on demand, any deficiency that may arise by reason of such reletting. Notwithstanding any such reletting without termination, Landlord may, at any time thereafter, elect to terminate this Lease for such prior default; and/or

     (c) As agent of Tenant, Landlord may do whatever Tenant is obligated to do by the provisions of this Lease and may enter the Demised Premises by force, if necessary, to the extent permitted by applicable law, without being liable to prosecution or any claims for damages therefor, in order to accomplish this purpose. Tenant agrees to reimburse Landlord immediately upon demand for any expenses which Landlord may incur in thus effecting compliance with this Lease on behalf of Tenant, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise.

     Pursuit of any of the foregoing remedies shall not preclude Landlord from pursuing any other remedies herein or at law or in equity provided, nor shall pursuit of any remedy by Landlord constitute a forfeiture or waiver of any Rent due to Landlord hereunder or of any damages accruing to Landlord by reason of Tenant's violation of any of the covenants and provisions of this Lease; unless the provision of this Lease from which said remedy arises specifically recites that said remedy shall be exclusive and then only to the extent Landlord's other remedies are waived or restricted.

     12. Property at Tenant's Risk. Tenant shall procure at its expense and maintain throughout the Term a policy or policies of fire and extended coverage insurance insuring the full replacement cost of its furniture, equipment, supplies, and other property owned, leased, held or possessed by it and contained in the Demised Premises, and worker's compensation insurance as required by applicable law. Tenant shall also procure at its expense and maintain throughout the Term a policy or policies of insurance, insuring Tenant, Landlord and any other person designated by Landlord, against any and all liability for injury to or death of a person or persons and for damage to property occasioned by or arising out of any construction work being done on the Demised Premises during the Term by Tenant, or arising out of the condition, use, or occupancy of the Demised Premises during the Term, or in any way occasioned by or arising out of the activities of Tenant, its agents, contractors, employees, guests, or licensees in the Demised Premises, or other portions of the Building or the Project, the limits of such policy or policies to be in combined single limits for both damage to property and personal injury and in amounts not less than Two Million Dollars ($2,000,000) for each occurrence. Such insurance shall, in addition, extend to any liability of Tenant arising out of the indemnities provided for in this Lease. Tenant shall also carry such other types of insurance in form and amount which Landlord shall reasonably deem to be prudent for Tenant to carry, should the circumstances or conditions so merit Tenant carrying such type of insurance. All insurance policies procured and maintained by Tenant pursuant to this Article 12 shall name Landlord and any additional parties designated by Landlord as additional insured, shall be carried with companies licensed to do business in the State of Ohio reasonably satisfactory to Landlord and shall be non-cancelable and not subject to material change except after twenty (20) days' written notice to Landlord. Such policies or duly executed certificates of insurance with respect thereto, accompanied by proof of payment of the premium therefor, shall be delivered to Landlord prior to July 1, 2000, and renewals of such policies shall be delivered to Landlord at least thirty (30) days prior to the expiration of each respective policy term.


     13. Property at Tenant's Risk.

     It is understood and agreed that all personal property in the Demised Premises, of whatever nature, whether owned by Tenant or any other person, shall be and remain at Tenant's sole risk and Landlord shall not assume any liability or be liable for any damage to or loss of such personal property, arising from the bursting, overflowing, or leaking of the roof or of water or sewer pipes, or from heating or plumbing fixtures or from the handling of electric wires or fixtures or from any other cause whatsoever.

     14. Assignment; Subletting.

     Tenant will not assign, transfer, mortgage or encumber this Lease or sublet or rent (or permit occupancy or use of) the Demised Premises, or any part thereof, without prior written notice to Landlord and the prior written consent of Landlord in each instance which consent shall not be unreasonably withheld or delayed; nor shall any sublease, assignment or transfer of this Lease be effectuated, directly or indirectly (including for example only transfer of stock or transfers of general partners interests in tenant or in any entity that controls tenant, directly or indirectly), by operation of law, merger, consolidation or by transfer of any interest in or control of Tenant, or otherwise, without such prior written consent of Landlord; provided, however, that Tenant may sublet or rent the Demised Premises or any part thereof to (a) Horizon PCS, Inc. or (b) any entity Horizon PCS, Inc. owns, directly or indirectly, 51% or more of the voting interests by delivering written notice of such sublease or rental to the Landlord. The Landlord's consent, if given, shall not be construed as a waiver or release of Tenant from the terms of, or Tenant's liability under, any covenant or obligation under this Lease, nor shall any such assignment or subletting be construed to relieve Tenant from obtaining the consent in writing of Landlord to any further assignment or subletting.

     15. Landlord Access.

     Landlord may enter the Demised Premises at reasonable hours to exhibit the same to prospective purchasers, mortgagees or tenants; to inspect the Demised Premises to see that Tenant is complying with all its obligations hereunder; all without any abatement of Rent by Tenant or liability of Landlord for damages suffered or incurred by reason of loss of business or otherwise by Tenant. Entry pursuant to this Paragraph shall not be deemed to impose any constructive or actual notice to Landlord regarding the condition of the Demised Premises, or to constitute an actual or constructive eviction of Tenant. In the event of an emergency, or if otherwise necessary to prevent injury to person or property, such entry to the Demised Premises may be made by force without any liability on the part of Landlord for damages resulting therefrom.

     16. Subordination.

     (a) This Lease is subject and subordinate to the lien of any ground lease, mortgage or deed to secure debt which may, at any time or from time to time, now or hereafter affect or encumber the Building and/or the Property of which the Demised Premises form a part, and to all renewals, modifications, consolidations, replacements or extensions thereof. This paragraph shall be self-operative and no further instrument of subordination shall be required. Tenant shall execute, within five (5) days after receipt, a certificate in confirmation of any such subordination if so requested by Landlord. Tenant covenants and agrees to attorn to Landlord or to any successor to Landlord's interest in the Demised Premises, whether by sale, foreclosure, deed in lieu of foreclosure or otherwise. In the event Tenant fails to execute such certificate as aforesaid, Tenant does hereby make, constitute and appoint Landlord as Tenant's attorney-in-fact in Tenant's name, place and stead, to do so.

     (b) Notwithstanding the foregoing, in the event any such ground-lessor, first mortgagee or the holder of any first deed to secure debt shall elect to make the lien of this Lease prior to the lien of its ground lease, mortgage or deed to secure debt, then, upon such party giving Tenant written notice to such effect, this Lease shall be deemed to be prior in time to the lien of such ground lease, mortgage or deed to secure debt, whether dated prior or subsequent thereto.

     17. Covenant Against Liens.

     No work performed by Tenant in the Demised Premises, whether pursuant to this Lease, or otherwise, whether in the nature of erection, construction, alteration or repair, shall be deemed to be for the immediate use and benefit of Landlord, to the end that no mechanic's, materialmen's or other lien shall be allowed against the estate of Landlord by reason of any consent given by Landlord to Tenant to improve the Demised Premises. Tenant shall pay promptly all persons furnishing labor or materials with respect to any work performed by Tenant or its contractor on or about the Demised Premises. In the event any mechanic's, materialmen's or other liens shall at any time be filed against the Demised Premises or Landlord's estate therein, or against the Building and/or Property, by reason of work, labor, services or materials performed or furnished, or alleged to have been performed or furnished, to Tenant or anyone holding the Demised Premises by, through or under Tenant, Tenant either shall cause the same to be vacated and cancelled of record within thirty (30) days after the date of the filing thereof or, if Tenant in good faith determines that such lien should be contested, Tenant shall furnish such security, by surety bond or otherwise, as may be necessary or prescribed by law to release the same as a lien against the Demised Premises, or any portion thereof or interest therein and to prevent any foreclosure of such lien during the pendency of such contest. If Tenant shall fail to vacate or release such lien in the manner and within the time set forth herein, then, in addition to any other right or remedy of Landlord resulting from such default of Tenant, Landlord may, but shall not be obligated to, vacate or release the same either by paying the amount claimed to be due or by procuring the release of such lien by giving security or in such other manner as may be prescribed by law. Tenant shall repay to Landlord, on demand, all sums incurred, disbursed or deposited by Landlord pursuant to the foregoing provisions of this paragraph, including Landlord's costs and expenses and reasonable attorneys' fees incurred in connection therewith. Nothing contained in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials, for any specific improvement, alteration to or repair of the Demised Premises, or any part thereof, nor as giving Tenant a right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials whether as agent of or on behalf of or to the benefit of Landlord or otherwise, or that would give rise to the filing of any mechanic's, materialmen's, laborer's or other liens against Landlord's interest in the Demised Premises, the Building or the Property.

     18. Hold-Over.

     If Tenant shall not immediately surrender the Demised Premises on the day after the end of the term hereby created (whether same occurs by termination or expiration), then at Landlord's sole option Tenant shall become a tenant by the month at a Rental equal to twice the Rent existing at the time of said hold over, commencing said monthly tenancy with the first day after the end of the term above demised or the date of any earlier termination as provided in this Lease; and said Tenant, as a monthly tenant, shall be subject to all of the conditions and covenants of this Lease as though the same had originally been a monthly tenancy. Each party hereto shall give to the other at least thirty (30) days' written notice to quit the Demised Premises.

     19. Estoppel Certificates.

     Tenant  agrees,  at any time and from time to time,  upon not less than ten
(10) days' prior written notice by Landlord, to execute, acknowledge and deliver to Landlord or to such person(s) as may be designated by Landlord, a statement in writing (i) certifying that Tenant is in possession of the Demised Premises, has unconditionally accepted the same and is currently paying the Rents reserved hereunder, (ii) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications), (iii) stating the rent commencement date and the dates to which the Rent and other charges hereunder have been paid by Tenant and (iv) stating whether or not to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if so, specifying each such default of which notices to Landlord should be sent. Any such statement delivered pursuant hereto may be relied upon by any owner, prospective purchaser, mortgagee or prospective mortgagee of the Building or of Landlord's interest therein, or any prospective assignee of any such mortgagee. In the event Tenant fails to execute such certificate as aforesaid, Tenant does hereby make, constitute and appoint Landlord as Tenant's attorney-in-fact in Tenant's name, place and stead to do so.

     20. Quiet Enjoyment.

     Landlord warrants that it has the right to make this Lease for the term aforesaid and that it will put Tenant into complete and exclusive possession of the Demised Premises. Landlord covenants that if Tenant pays the Rent and all other charges provided for herein, performs all of its obligations provided for hereunder and observes all of the other provisions hereof, Tenant shall at all items during the term hereof peaceably and quietly have, hold and enjoy the Demised Premises, without any unreasonable interruption or disturbance from Landlord, or anyone claiming through or under Landlord, subject to the terms hereof.

     21. Modifications Due to Financing.

     If, in connection with obtaining temporary or permanent financing for the Building or Property, any lender shall request reasonable modifications of this Lease as a condition to such financing, Tenant agrees that Tenant will not unreasonably withhold, delay or defer the execution of any agreement of modification of this Lease provided such modifications do not increase the financial obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's use and enjoyment of the Demised Premises. Tenant hereby irrevocably appoints Landlord, its successors and assigns as the attorney-in-fact of Tenant to execute, seal and deliver such instrument on behalf of Tenant, should Tenant refuse and fail to do so within fifteen (15) days after Landlord shall give notice to Tenant requesting delivery of such instrument.

     22. Notices.

     All notices required or desired to be given hereunder by either party to the other shall be delivered by hand or sent, postage prepaid, by receipted overnight courier service or by certified or registered mail, return receipt requested, and shall be deemed delivered on the date of delivery or of refusal to accept delivery or inability to deliver, as evidenced on said receipt, or if delivered by hand, upon receipt. All Rents and other monetary obligations arising hereunder, and all notices to the respective parties shall be addressed and sent as follows:

         If to Landlord:   Chillicothe Telephone Company
                           68 E. Main Street
                           Chillicothe, OH 45601
                           Attn: President

         It to Tenant:     Horizon Personal Communications, Inc.
                           68 E. Main Street
                           Chillicothe, OH 45601
                           Attn: President

         Copy to:          Arnall Golden & Gregory, LLP
                           2800 One Atlantic Center
                           Atlanta, Georgia 30309
                           Attn: Donald I. Hackney, Jr., Esq.

     23. Applicable Law.

     This Lease shall be construed under the laws of the State of Ohio without regard to conflicts of law doctrine.

     24. No Reservation.

     The submission of this Lease for examination does not constitute a reservation of or option for the Demised Premises, and this Lease becomes effective only upon execution and delivery thereof by Landlord.

     25. Gender; Assign and Successors.

     Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural may be substituted for the singular number, in any place or places herein in which the context may require such substitution or substitutions. The term "Landlord" as used in this Lease, means only the owner for the time being of the Landlord's interest in this Lease; and, in the event of the sale, assignment or transfer by such owner of the Landlord's interest in this Lease, such owner shall thereupon be released and discharged of all covenants and obligations of Landlord hereunder thereafter accruing. Except as provided in the preceding sentence, all of the covenants, agreements, terms, conditions, provisions and undertakings in this Lease shall inure to the benefit of, and shall extend to and be binding upon, the parties hereto and their respective heirs, executors, legal representatives, successors and, to the extent an assignment is approved as provided herein, assigns, to the same extent as if they were in every case named and expressed.

     26. Severability.

     If any term, covenant or condition of this Lease of the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Lease or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant and condition of this Lease shall be valid and enforced to the fullest extent permitted by law.

     27. Force Majeure.

     Neither party shall not be required to perform any non-monetary covenant or obligation in this Lease so long as the performance or non-performance of the covenant or obligation is delayed, caused by or prevented by an act of God or force majeure, including without limitation, windstorm, civil unrest or war, labor unrest, or shortage or unavailability of materials or supplies.

     28. Remedies Cumulative; No Waiver.

     Except where expressly set forth to the contrary herein, all rights and remedies given herein and/or by law or in equity to Landlord are separate, distinct and cumulative, and no one of them, whether exercised by Landlord or not, shall be deemed to be in exclusion of any of the others. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

     29. Entire Agreement; Modifications.

     This writing is intended by the parties as the final expression of their agreement and as a complete and exclusive statement of the terms thereof, all prior or contemporaneous negotiations, considerations and representations between the parties having been incorporated herein. No course of prior dealings between the parties or their affiliates shall be relevant or admissible to supplement, explain or vary any of the terms of this Lease. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease. No representations, understanding or agreements have been made or relied upon in the making of this Lease other than those specifically set forth herein. This Lease can only be modified by a written agreement signed by all of the parties hereto or their duly authorized agents.

     30. Waiver of Jury Trial

     Tenant hereby waives all right to trial by jury in any claim, action, proceeding or counterclaim by either party against the other on any matters arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant and/or Tenant's use or occupancy of the Demised Premises. Tenant hereby waives and relinquishes any defense it may have based upon adequacy of any legal remedy or lack of irreparable harm in any legal action by Landlord seeking to restrain or enjoin any breach or threatened breach of any covenant, duty or obligation of Tenant herein.

     31. Headings.

     Captions and headings are for convenience and reference only and do not in any way limit or amplify the terms and provisions of this Lease.


     32. No Estate in Land.

     This contract and Lease shall create the relationship of landlord and tenant between Landlord and Tenant and no estate shall pass out of Landlord.

     33. Time Is Of The Essence.

     TIME IS OF THE ESSENCE OF THIS LEASE.

     34. Exculpation of Landlord.

     Landlord's obligations and liability to Tenant with respect to this Lease shall be limited solely to Landlord's interest in the Building, and neither Landlord nor any of the joint venturers of Landlord, nor any partner, officer, director or shareholder of or in Landlord, or of or in any joint venturer in Landlord, shall have or incur any personal liability whatsoever with respect to this Lease.

     35. Execution and Public Records.

     This Lease may be executed in any number of counterparts, each of which shall be deemed an original and any of which shall be deemed to be complete in itself and may be introduced into evidence or used for any purpose without the production of the other counterparts. No modification or amendment of this Lease shall be binding upon the parties unless such modification or amendment of this Lease shall be binding upon the parties unless such modification or amendment is in writing and signed by Landlord and Tenant. Without the prior written consent of both parties, neither this Lease nor any memorandum hereof shall be recorded or placed on public record.

     36. Multiple Tenants.

     If more than one individual or entity comprises and constitutes Tenant, then all individuals and entities comprising Tenant are and shall each be jointly and severally liable for the due and proper performance of Tenant's duties and obligations arising under or in connection with this Lease.

     37. Interpretation.

     In construing and interpreting this Lease, no presumption shall be employed that either party was solely responsible for drafting this Lease and that it should, therefore, be construed most strongly against such party. This Lease has been negotiated equally by both Landlord and Tenant.

     38. Real Estate Brokers.

     Tenant and Landlord each represents and warrants to the other that no real estate broker, agent, commission salesman, or other persons has represented the warranting party in the negotiations for and procurement of this Lease and of the Demised Premises, and that no commissions, fees or compensation of any kind are due and payable in connection herewith to any real estate broker, agent, commission salesman or other person except if and only as may be provided in a separate written commission agreement signed simultaneously with or before this Lease by the party against whom the commission or compensation is charged. Each party agrees to indemnify and hold the other hereunder harmless from and against any claim for any such commissions, fees or other form of compensation by any such third party claiming through the indemnifying party, including without limitation, any and all claims, causes of action, damages, costs and expenses (including attorneys' fees), associated therewith.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease under seal on the day and year first above written.

                           LANDLORD:
                           By:______________________________
                           Name:____________________________
                           Its:_____________________________

                           Attest:__________________________
                           Name:____________________________
                           Its:_____________________________

                           [CORPORATE SEAL]

                           TENANT:

                           By:______________________________
                           Name:____________________________
                           Its:_____________________________

                           Attest:__________________________
                           Name:____________________________
                           Its:_____________________________

                           [CORPORATE SEAL]